[Scudder Investments logo]

Scudder Global Bond Fund

Class AARP and Class S Shares

Annual Report

October 31, 2001

"The fund has benefited from its currency hedging, country selection and emerging markets exposure."

Contents

3 Letter from the Fund's President

5 Performance Summary

7 Portfolio Management Review

13 Portfolio Summary

14 Investment Portfolio

19 Financial Statements

23 Financial Highlights

25 Notes to Financial Statements

36 Report of Independent Accountants

37 Officers and Directors

38 Account Management Resources

Scudder Global Bond Fund	Ticker Symbol	Fund Number
Class AARP	SGBDX	161
Class S	SSTGX	061

Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Letter from the Fund's President

[Photograph of Lin Coughlin]

Dear Shareholder,

Although the past year has been a challenging one for investors in stocks and stock mutual funds, market conditions for most global bond markets have been somewhat more friendly. As a result of declining corporate earnings and an economic slowdown around the world, equity and high-yield bond markets have been weak, while markets for emerging market bonds have been highly volatile. However, high-quality corporate bonds and debt from countries with relatively little credit risk have benefited from a "flight to quality."

The major challenge among emerging markets has been Argentina, where lack of growth and poor fiscal performance have led investors to question the country's solvency. Meanwhile, other markets, including Russia, Mexico, and much of Europe, have benefited from prudent fiscal policies and reduced levels of debt.

While credit selection is important in an environment such as this, it is important to remember that different segments of the world's bond markets have exchanged leadership positions over the years. Therefore, most investors will want to maintain a diversified portfolio of international and domestic bond funds in the fixed-income portion of their portfolios.

Thank you for investing with Scudder. If you have any questions regarding Scudder Global Bond Fund, please call us toll-free or visit us on our Web site.

Sincerely,

/s/ Lin C. Coughlin

Linda C. Coughlin
President
Scudder Global Bond Fund

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Performance Summary October 31, 2001

Average Annual Total Returns**
	1-Year	3-Year	5-Year	10-Year
Scudder Global Bond Fund - Class S	10.12%	2.64%	3.46%	4.12%
Salomon Brothers World Government Bond Index+	8.89%	.27%	3.09%	6.45%
			1-Year	Life of Class*
Scudder Global Bond Fund - Class AARP			10.16%	10.03%
Salomon Brothers World Government Bond Index+			8.89%	6.91%

* On October 2, 2000, the Fund commenced offering Class AARP shares. Index comparisons begin September 30, 2000.

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 10/31/01	$ 9.28	$ 9.28
10/31/00	$ 8.82	$ 8.83
Distribution Information: Twelve Months: Income Dividends	$ .42	$ .42
October Income Dividend	$ .035	$ .035
SEC 30-day Yield*	3.21%	3.21%
Current Annualized Distribution Rate*	4.53%	4.53%

* Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2001. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended October 31, 2001, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.
Class S Lipper Rankings** - Global Income Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	37	of	86	43
3-Year	38	of	79	48
5-Year	29	of	66	44
10-Year	15	of	19	75

Rankings are historical and do not guarantee future results.

Source: Lipper, Inc

Growth of an Assumed $10,000 Investment**
-- Scudder Global Bond Fund - Class S -- Salomon Brothers World Government Bond Index+

Yearly periods ended October 31

Comparative Results**
Scudder Global Bond Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$11,012	$10,812	$11,853	$14,973
	Average annual total return	10.12%	2.64%	3.46%	4.12%
Salomon Brothers World Government Bond Index+	Growth of $10,000	$10,889	$10,082	$11,644	$18,679
	Average annual total return	8.89%	.27%	3.09%	6.45%

The growth of $10,000 is cumulative.

** Returns and rankings during the 3, 5 and 10 year periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings are for Class S shares, rankings for share classes may vary.
+ The unmanaged Salomon Brothers World Government Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Investors in international funds should be comfortable with the risks associated with foreign investing including currency exchange fluctuation and political and economic instability.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance of the classes may vary.

On December 27, 1995, the Fund adopted its current name and objectives. Prior to that date, the Fund was known as the Scudder Short Term Global Income Fund and its investment objective was to provide high current income through short-term instruments. Since adopting its current objectives, the cumulative return for Class S is 21.44%.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

Scudder Global Bond Fund: A Team Approach to Investing

[Portfolio Manager(s) Photograph(s)]

Scudder Global Bond Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead Portfolio Manager Jan C. Faller joined the Advisor in 1999 and assumed responsibility for the fund's day-to-day management and overall investment strategy in 1999. Mr. Faller began his investment career in 1988.

Portfolio Manager John Janasiewicz joined the Advisor in 1994 and the fund's team in 2001. Mr. Janasiewicz began his investment career in 1994.

In the following interview, Lead Portfolio Manager Jan Faller and Portfolio Manager Jack Janasiewicz discuss Scudder Global Bond Fund's strategy and the market environment for the 12-month period ended October 31, 2001.

Q: How did the fund perform over the 12 months ended October 31, 2001?

A: The fund's Class S shares provided a total return of 10.12 percent over the past 12 months, compared with an 8.89 percent return for its benchmark, the unhedged Salomon Brothers World Government Bond Index, and an 8.86 percent return for the average global income fund as tracked by Lipper Analytical Services, Inc.

Q: What were some of the key factors affecting the fund's performance?

A: Three principal factors affected performance: currency hedging1, country selection and emerging markets exposure. In the past year, the Japanese yen weakened by more than 10 percent relative to the U.S. dollar, while the euro gained approximately 6 percent. The fund maintained a significant hedge on its yen exposure throughout the year, protecting it from the yen's fall in value. The euro rally took place between November of 2000 and January of 2001, during which time the hedge on the euro holdings kept the fund from fully participating in the currency's appreciation. Since mid-January, however, the euro has fallen relative to the dollar; thus, over the last nine months of the period, the hedging has benefited the fund.

1 Hedging is a strategy used to offset investment risk. Investment managers frequently hedge their exposure to currency changes by buying or selling futures or options contracts. For example, an investor who wishes to buy British bonds but expects that the value of the pound will fall versus the U.S. dollar may buy futures or options on the pound to offset the projected decline in the currency.

Country selection also contributed to performance. Early in the year, the fund was overweight in the United States and Japan. U.S. holdings helped the fund benefit from the fall in interest rates that occurred as the economic slowdown became more evident. Then, during April, as a quick recovery in the United States was anticipated by the market, most yields rose but Japan remained quite stable. Thus the overweighting protected the fund from the sell-off. More recently, because of the weak yen and increasing supply associated with fiscal stimulus, we have reduced the fund's Japanese exposure in favor of Europe and the United Kingdom. This has benefited the fund, as Japanese yields have remained in a narrow range while both the euro-bloc and the United Kingdom rallied in September and October.

Emerging-markets holdings contributed to the fund's performance in two ways. First, as the market rallied early in the year, the fund benefited from rising prices on the debt. Then, as fundamentals in Argentina began to deteriorate, we reduced the fund's exposure to lower-quality credit, which enabled the fund to benefit from the higher yields in other markets without facing the price risk associated with countries with lower credit ratings. Later, we further added to the fund's high-quality emerging-markets holdings, improving the yield on the fund while continuing to avoid especially volatile holdings.

Q: How has weakening global growth affected your strategy?

A: Weakening global growth has prompted us to take two specific steps. First, we have reduced the fund's holdings in Japan. Yields there are already so low, that there is relatively limited upside and the slow-growth/recessionary environment is already reflected in current prices. Conversely, as growth in the United States, Europe and the United Kingdom slows, bond yields have the potential to fall further while prices, which move in the opposite direction, rise. This gives the fund the opportunity to participate as markets reflect the further slowing. As major central banks continue to be biased toward monetary easing, the fund could continue to benefit from decreasing yields.

At the same time, we have become more cautious regarding overall credit quality as the economic slowdown appears to be more protracted. We continue to reduce the fund's corporate holdings in favor of government or agency issues.

Q: What impact have emerging-markets bonds had on the fund?

A: Emerging-markets holdings have ranged between 4 and 8 percent of assets over the past year. As noted earlier, the impact on the fund has been positive from a price-appreciation standpoint as well as from an income standpoint. While the fund had a small exposure to Argentina and Brazil at the beginning of the year, we unwound both positions from 2 percent of assets to zero percent as fundamentals became unattractive in Argentina and we were concerned about contagion into Brazil. This protected the fund from much of the downdraft in emerging markets, as high-quality Latin American and Eastern European debt was largely insulated from the sell-off and the problems in Argentina had little impact on the fund. We have been selectively adding to stable, high-quality credits to increase the income on the fund and the fund now holds approximately 8 percent in emerging-markets debt.

Q: How significant was the fund's U.S. exposure?

A: Early in the year, the fund held nearly half its assets in U.S. bonds. This allocation was motivated by a combination of fundamentals and specific market factors. The fundamental outlook was for slower growth, an easing monetary policy and benign inflation, all ingredients for lower bond yields. The market factors were the quickly steepening yield curve, strengthening dollar and attractive real yield levels, as well as the weak U.S. equity market. More recently, however, Europe and the United Kingdom have begun to look more attractive than the United States, prompting us to reduce the fund's U.S. holdings to approximately 28 percent of assets in favor of those countries. Falling inflation and a recovering currency have made the euro-bloc more attractive, while real yields and market technicals make the United Kingdom attractive.

Q: Will you discuss some investments that did not fare well?

A: The least beneficial investment for the fund was the addition of high-yield holdings earlier this year. The high-yield market had suffered much more than emerging markets, due to the weakness in the telecom sector and the economic slowdown. With the anticipation of a fairly sharp recovery, we felt that high-yield bonds would offer an attractive total return opportunity. However, as the timing of the recovery continues to be pushed out and the earnings picture remains dim, yields on high-yield securities have actually increased, rather than tightening, while their prices have fallen, which detracted from the performance of the fund. We have reduced the high-yield exposure slightly, and as the opportunity presents itself, we will continue to sell high-yield issues.

Q: What is your outlook and strategy going forward?

A: We expect yields in each of the major blocs - the United States, Europe and Japan - to remain stable or fall further in the short to medium term. We reach this conclusion based on economic as well as technical reasons. Economically, we are in a recession. Growth is flat or negative in each major economic region around the globe. Furthermore, the inflation picture is benign, with disinflation or actual deflation characterizing price behavior worldwide; even oil has recently fallen to about $20 per barrel. As for the technical aspect, the U.S. Treasury Department is no longer going to issue 30-year bonds, creating a supply/demand imbalance in the United States, which should help keep long-term yields from rising significantly. Meanwhile, prudent fiscal policies in Europe have reduced issuance in that region, also keeping supply limited. Only in Japan has issuance been growing, as continued supplementary budget packages have led to greater fiscal spending.

This outlook leads us to two major strategies. First, we will remain cautious until the business cycle has more clearly reached a bottom. Until the earnings and profit outlooks stabilize and growth turns positive, we intend to retain our cautious credit posture. Along similar lines, until the Argentina situation stabilizes or reaches a conclusion, we will remain cautious on emerging-markets credit. Second, we will continue to position the fund in countries that appear to benefit most from a neutral to falling yield environment, which should lead us away from Japan, where we think the upside is limited, while holding proportionally more in countries offering more price appreciation potential.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary October 31, 2001

Geographical Exposure	10/31/01	10/31/00

U.S.	29%	41%
Germany	15%	11%
Austria	9%	-
Italy	8%	5%
U.K.	8%	6%
France	7%	10%
Norway	5%	5%
Cayman Islands	4%	-
Japan	2%	2%
Canada	-	4%
Denmark	-	4%
Other	13%	12%
	100%	100%

Interest Rate Exposure	10/31/01	10/31/00

Euro	43%	38%
U.S.	26%	38%
Japan	16%	13%
U.K.	8%	6%
Norway	6%	5%
Germany	1%	-
	100%	100%

Currency Exposure (a)	10/31/01	10/31/00

U.S.	75%	71%
Euro	12%	12%
Norway	6%	5%
Japan	6%	9%
Germany	1%	-
U.K.	-	2%
Other	-	1%
	100%	100%

(a) Currency exposure after taking into account the effects of foreign currency options, futures and forward contracts.

Geographical, Interest Rate Exposure and Currency Exposure are subject to change.

For more complete details about the fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of October 31, 2001

	Principal Amount	Value ($)
U.S. Dollar Denominated Debt Obligations 30.2%
Adelphia Communications Corp., 10.875%, 10/1/2010	200,000	191,996
AES Corp., 9.375%, 9/15/2010	200,000	185,250
Allied Waste North America, Inc., Series B, 10.0%, 8/1/2009	200,000	202,500
American Standard Companies, Inc., 7.625%, 2/15/2010	200,000	205,000
Autobahn Schnell AG, 6.5%, 2/24/2003	7,000,000	7,342,510
Calpine Corp., 8.625%, 8/15/2010	200,000	205,600
Charter Communications Holdings LLC, 10.0%, 4/1/2009	200,000	204,000
Chesapeake Energy Corp., 8.125%, 4/1/2011	200,000	195,000
CMS Energy Corp., 7.5%, 1/15/2009	200,000	195,250
Crown Castle International Corp., 10.75%, 8/1/2011	200,000	189,000
CSC Holdings, Inc., 8.125%, 8/15/2009	200,000	209,435
D.R. Horton, Inc., 9.75%, 9/15/2010	200,000	200,500
Dominican Republic, 9.5%, 9/27/2006	1,300,000	1,287,000
El Salvador Republic, 8.5%, 7/25/2011	825,000	882,750
Federal National Mortgage Association, 5.125%, 2/13/2004	2,593,000	2,719,824
Federal National Mortgage Association, 6.0%, 5/15/2008	2,175,000	2,365,661
Federal National Mortgage Association, 7.125%, 1/15/2030	1,650,000	1,992,111
Flextronics International Ltd., 9.875%, 7/1/2010	200,000	208,000
Global Crossing Holding Ltd., 8.7%, 8/1/2007	200,000	31,000
Government National Mortgage Association, 7.0% with various maturities until 2/15/2029 (b)	2,562,585	2,678,209
Government of Jamaica, 11.75%, 5/15/2011	1,425,000	1,494,469
Government of Malaysia, 8.75%, 6/1/2009	300,000	337,742
HCA, Inc., 8.75%, 9/1/2010	200,000	226,000
HMH Properties, Inc., Series B, 7.875%, 8/1/2008	200,000	172,500
International Business Machines Corp., 5.375%, 2/1/2009	2,300,000	2,321,068
Kmart Corp., 9.875%, 6/15/2008	200,000	173,000
Lear Corp., 8.11%, 5/15/2009	200,000	202,112
Lyondell Chemical Co., Series A, 9.625%, 5/1/2007	200,000	192,000
Mandalay Resort Group, Series B, 10.25%, 8/1/2007	200,000	189,500
McLeod USA, Inc., 11.375%, 1/1/2009	200,000	54,000
Metromedia Fiber Network, Inc., 10.0%, 12/15/2009	200,000	44,000
MGM Mirage, Inc., 9.75%, 6/1/2007	200,000	199,000
Midland Bank PLC, 7.625%, 6/15/2006	1,500,000	1,676,865
Nextel Communications, Inc., 9.375%, 11/15/2009	200,000	140,500
Niagara Mohawk Power Corp., 7.75%, 10/1/2008	200,000	221,068
Park Place Entertainment, 8.875%, 9/15/2008	200,000	198,000
Pioneer Natural Resources Co., 9.625%, 4/1/2010	200,000	225,360
PSEG Energy Holdings, 10.0%, 10/1/2009	200,000	222,059
Republic of Bulgaria, Series PDI, Interest Arrears, Floating Rate Bond, LIBOR plus .8125%, 4.562%, 7/28/2011	1,450,350	1,138,525
Republic of Bulgaria, Series A, Step-up Coupon, LIBOR plus .8125%, 4.562%, 7/28/2012	435,000	352,350
Republic of Columbia, 9.75%, 4/23/2009	990,000	990,000
Republic of Panama, Interest Reduction Bond, Step-up Coupon, LIBOR plus .8125%, 4.75%, 7/17/2014	770,368	658,665
Republic of Panama, 10.75%, 5/15/2020	750,000	772,500
Republic of South Africa, 8.5%, 6/23/2017	715,000	706,956
Republic of Venezuela, Series DL, Floating Rate Debt Conversion Bond, LIBOR plus .875%, 4.75%, 12/18/2007	619,043	489,818
Republic of Venezuela, 9.25%, 9/15/2027	890,000	590,515
Russian Ministry of Finance, 3.0%, 5/14/2003	2,000,000	1,785,000
Station Casinos, Inc., 9.875%, 7/1/2010	200,000	191,000
Sunamerica Institute Fund, 5.75%, 2/16/2009	2,000,000	2,054,160
Tenet Healthcare Corp., 9.25%, 9/1/2010	200,000	245,000
U.S. Treasury Bond, 5.25%, 11/15/2028	2,400,000	2,459,256
U.S. Treasury Bond, 8.5%, 2/15/2020	3,305,000	4,680,706
U.S. Treasury Note, 6.0%, 8/15/2004	985,000	1,067,494
U.S. Treasury Note, 6.0%, 8/15/2009 (d)	2,500,000	2,807,425
United Mexican States, Series A, Value Recovery Rights	846,000	4,653
United Mexican States, 9.875%, 2/1/2010	1,045,000	1,157,338
United Mexican States, 11.5%, 5/15/2026	705,000	883,013
United Rentals, Inc., Series B, 9.0%, 4/1/2009	200,000	184,000
Total U.S. Dollar Denominated Debt Obligations (Cost $50,918,528)		53,198,213

Foreign Denominated Debt Obligations 68.5%
British Pounds 7.3%
General Motors Acceptance Corp., 6.875%, 9/9/2004	3,370,000	4,958,652
United Kingdom Treasury Bond, 5.008%, 12/7/2009	1,500,000	2,355,784
United Kingdom Treasury Bond, 9.0%, 7/12/2011	2,850,000	5,609,609
		12,924,045
Deutsche Mark 1.0%
General Electric Capital Corp., 4.5%, 6/10/2003	4,100,000	1,913,565
Euro 39.6%
AIG SunAmerica, 5.0%, 2/21/2006	5,700,000	5,288,043
Buoni Poliennali Des Tes, 4.75%, 7/1/2005	4,700,000	4,383,498
Caisse D'Amort Dette Cades, 3.375%, 7/12/2004	6,150,000	5,526,453
Depfa Pfandbrief Bank, 4.75%, 7/15/2008	6,450,000	5,917,367
Federal Republic of Germany, 5.0%, 11/12/2002	850,000	778,967
Federal Republic of Germany, 6.25%, 1/4/2024	9,800,000	10,269,435
Government of France, 4.5%, 7/12/2003	1,130,000	1,039,330
Government of France, 5.5%, 4/25/2010	7,250,000	7,027,165
Irish Government Treasury, 4.6%, 4/18/2016	2,000,000	1,762,353
Kredit Fuer Wiederaufbau, 5.0%, 7/4/2011	4,040,000	3,729,036
Republic of Austria, 4.3%, 7/15/2003	2,100,000	1,923,617
Republic of Italy, 5.0%, 5/1/2008	10,500,000	9,856,996
Rheinische Hypo Bank, 4.5%, 8/26/2003	5,420,000	4,976,326
Tokyo Electric Power Co., 4.375%, 5/14/2009	3,600,000	3,155,936
Unilever PLC, 5.375%, 12/1/2003	4,470,000	4,157,480
		69,792,002
Japanese Yen 15.1%
European Investment Bank, 2.125%, 9/20/2007	300,000,000	2,673,488
Federal National Mortgage Association, 2.125%, 10/9/2007	840,000,000	7,485,285
General Electric Financial Assurance, 1.6%, 6/20/2011	625,000,000	5,019,723
KFW International Finance, 1.75%, 3/23/2010	325,000,000	2,829,456
Pfandbrief Ost Land Hypo, 1.6%, 2/15/2011	795,000,000	6,716,879
Province of Ontario, 1.875%, 1/25/2010	212,000,000	1,848,934
		26,573,765
Norwegian Kroner 5.5%
Kingdom of Norway, 9.5%, 10/31/2002	83,000,000	9,610,713
Total Foreign Denominated Debt Obligations (Cost $126,040,686)		120,814,090

Repurchase Agreements 1.3%
Salomon Brothers, 2.6% to be repurchased at $2,326,168 on 11/1/2001 (Cost $2,326,000) (c)	2,326,000	2,326,000
Total Investment Portfolio - 100.0% (Cost $179,285,214) (a)		176,338,303

(a) The cost for federal income tax purposes was $179,667,077. At October 31, 2001, net unrealized depreciation for all securities based on tax cost was $3,328,774. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,595,378 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,924,152.
(b) Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. The Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.
(c) Repurchase agreements are fully collateralized by U.S. Treasury and Government agency securities.
(d) At October 31, 2001, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.
At October 31, 2001, open futures contracts purchased were as follows:
Futures	Expirations	Contracts	Aggregate Face Value ($)	Value ($)
10 year Liffe Gilt Bond	12/27/2001	62	10,442,767	10,648,614
Euro Bund	12/6/2001	179	17,543,131	18,044,209
Total unrealized appreciation on open futures contracts purchased				706,925

At October 31, 2001, open futures contracts sold short were as follows:
Futures	Expirations	Contracts	Aggregate Face Value ($)	Value ($)
10 year Japanese Bond	12/12/2001	26	29,687,126	29,885,546
Total unrealized depreciation on open futures contracts sold				(198,420)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2001
Assets
Investments in securities, at value (cost $179,285,214)	$ 176,338,303
Interest receivable	4,243,490
Receivable for Fund shares sold	32,021
Receivable for daily variation margin on open futures contracts	281,508
Unrealized appreciation on forward currency exchange contracts	294,633
Foreign taxes recoverable	9,832
Total assets	181,199,787
Liabilities
Due to custodian bank	39,059
Payable for Fund shares redeemed	216,535
Net payable on closed forward currency exchange contracts	65,397
Unrealized depreciation on forward currency exchange contracts	330,355
Accrued management fee	122,660
Other accrued expenses and payables	136,944
Total liabilities	910,950
Net assets, at value	$ 180,288,837
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(207,055)
Net unrealized appreciation (depreciation) on: Investment securities	(2,946,911)
Futures	508,505
Foreign currency related transactions	(22,836)
Accumulated net realized gain (loss)	(21,678,099)
Paid-in capital	204,635,233
Net assets, at value	$ 180,288,837

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2001 (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($662,588 / 71,420 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 9.28
Class S Net Asset Value, offering and redemption price per share ($137,704,111 / 14,833,031 shares of capital stock outstanding, $.01 par value, 309,154,575 shares authorized)	$ 9.28
Class A Net Asset Value and redemption price per share ($36,427,188 / 3,922,300 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 9.29
Maximum offering price per share (100 / 95.5 of $9.29)	$ 9.73
Class B
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($4,087,892 / 440,018 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 9.29
Class C
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($1,407,058 / 151,436 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 9.29

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2001
Investment Income
Income: Interest	$ 8,854,936
Expenses: Management fee	1,171,025
Administrative fee	590,179
Distribution services fees	54,459
Directors' fees and expenses	5,370
Other	7,174
Total expenses	1,828,207
Net investment income	7,026,729
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	1,603,878
Futures	(996,431)
Written options	86,391
Foreign currency related transactions	(928,843)
(235,005)
Net unrealized appreciation (depreciation) during the period on: Investments	9,045,834
Futures	607,978
Foreign currency related transactions	(967,907)
8,685,905
Net gain (loss) on investment transactions	8,450,900
Net increase (decrease) in net assets resulting from operations	$ 15,477,629

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2001	2000
Operations: Net investment income	$ 7,026,729	$ 3,885,925
Net realized gain (loss) on investment transactions	(235,005)	(3,281,008)
Net unrealized appreciation (depreciation) on investment transactions during the period	8,685,905	(1,277,737)
Net increase (decrease) in net assets resulting from operations	15,477,629	(672,820)
Distributions to shareholders from: Net investment income: Class AARP	(9,924)	(1)
Class S	(4,533,164)	(1,153,704)
Class A	(467,651)	-
Class B	(43,698)	-
Class C	(14,163)	-
Tax return of capital: Class AARP	(4,079)	(2)
Class S	(1,863,286)	(2,741,877)
Class A	(192,221)	-
Class B	(17,962)	-
Class C	(5,825)	-
Fund share transactions: Proceeds from shares sold	33,724,769	19,776,242
Net assets acquired in tax-free reorganizations	42,098,652	81,108,097
Reinvestment of distributions	6,089,200	2,898,325
Cost of shares redeemed	(53,318,678)	(40,808,765)
Net increase (decrease) in net assets from Fund share transactions	28,593,943	62,973,899
Increase (decrease) in net assets	36,919,599	58,405,495
Net assets at beginning of period	143,369,238	84,963,743
Net assets at end of period (including accumulated distributions in excess of net investment income of $207,055 and $3,181,513, respectively)	$ 180,288,837	$ 143,369,238

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP

Years Ended October 31,	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.82	$ 8.86
Income from investment operations: Net investment income	.41[a]	.03
Net realized and unrealized gain (loss) on investment transactions	.47	(.04)
Total from investment operations	.88	(.01)
Less distributions from: Net investment income	(.30)	(.01)
Tax return of capital	(.12)	(.02)
Total distributions	(.42)	(.03)
Net asset value, end of period	$ 9.28	$ 8.82
Total Return (%)	10.16	(.11)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1.001
Ratio of expenses (%)	1.13	1.13*
Ratio of net investment income (loss) (%)	4.54	4.23*
Portfolio turnover rate (%)	61	95

a Based on average shares outstanding during the period.
b For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.
* Annualized
** Not annualized

Class S

Years Ended October 31,	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 8.83	$ 9.34	$ 9.92	$ 9.71	$ 10.25
Income from investment operations: Net investment income	.41[a]	.44	.49	.62	.59
Net realized and unrealized gain (loss) on investment transactions	.46	(.51)	(.58)	.21	(.54)
Total from investment operations	.87	(.07)	(.09)	.83	.05
Less distributions from: Net investment income	(.30)	(.13)	(.33)	(.60)	(.14)
Tax return of capital	(.12)	(.31)	(.16)	(.02)	(.45)
Total distributions	(.42)	(.44)	(.49)	(.62)	(.59)
Net asset value, end of period	$ 9.28	$ 8.83	$ 9.34	$ 9.92	$ 9.71
Total Return (%)	10.12	(.84)[b]	(.99)[b]	8.91[b]	.66[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	138	143	85	108	135
Ratio of expenses before expense reductions (%)	1.13	1.49[c]	1.41	1.48	1.39
Ratio of expenses after expense reductions (%)	1.13	1.20[c]	1.16	1.00	1.00
Ratio of net investment income (loss) (%)	4.54	4.81	5.04	6.43	6.00
Portfolio turnover rate (%)	61	95	149	218	257

a Based on average shares outstanding during the period.
b Total returns would have been lower had certain expenses not been reduced.
c The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were 1.40% and 1.14%, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Global Bond Fund (the "Fund") is a non-diversified series of Global/International Fund, Inc., (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares. On June 18, 2001, the Fund commenced offering Class A, B and C shares. These classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S and AARP shares are not subject to initial or contingent deferred sales charges. Class S shares of the Fund are generally not available to new investors. Certain detailed information for the Class A, B and C shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that most fairly reflects their fair value, as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment transactions.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date).

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Currency Exchange Contracts. A forward currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $17,969,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008 ($1,083,000), October 31, 2007 ($1,557,000), October 31, 2006 ($2,311,000), October 31, 2005 ($493,000), October 31, 2004 ($737,000), October 31, 2003 ($5,009,000) and October 31, 2002 ($6,779,000) the respective expiration dates, whichever occurs first.

From its merger with Kemper Global Income Fund (see Note F), the Fund inherited an additional net tax basis capital loss carryforward of approximately $3,570,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008 ($5,000), October 31, 2007 ($1,019,000) and October 31, 2006 ($2,546,000), the respective expiration dates, whichever occurs first, subject to certain limitations imposed by Sections 382-384 of the Internal Revenue Code.

Distribution of Income and Gains. Effective May 1, 2001, all of the net investment income of the Fund will be declared and distributed to shareholders monthly. Prior to May 1, 2001, all of the net investment income of the Fund was declared as a daily dividend and was distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in options, futures, forward foreign currency exchange contracts, foreign currency denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for financial reporting purposes.

B. Purchases and Sales of Securities

For the year ended October 31, 2001, purchases and sales (excluding short-term investments and U.S. government obligations) of investment securities aggregated $89,118,085 and $77,804,408, respectively. Purchases and sales of U.S. government obligations aggregated $3,752,692 and $26,956,365, respectively.

Transactions in written options for the year ended October 31, 2001, are summarized as follows:

	Over-the-Counter Options on Currencies (000 omitted)			Premiums
	EUR	GBP	JPY
Outstanding, beginning of year	-	-	-	$ -
Options written	13,625	2,749	339,724	253,235
Options closed	(13,625)	(2,749)	(339,724)	(253,235)
Outstanding, end of year	-	-	-	$ -

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), formerly Scudder Kemper Investments, Inc., the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Agreement. The management fee payable monthly under the Agreement was equal to an annual rate of 0.75% of the first $1,000,000,000 and 0.70% of such net assets in excess of $1,000,000,000 of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Effective June 18, 2001, the Fund, as approved by the Fund's Directors, adopted a new Investment Management Agreement (the "Management Agreement") with ZSI. The Management Agreement is identical to the pre-existing Agreement, except for the dates of execution and termination and fee rate. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets, and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2001, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.75% of the Fund's average daily net assets.

On September 24, 2001, Deutsche Bank and Zurich Financial Services, parent company of ZSI, the investment manager for the Fund, announced that they have signed an agreement in principle under which Deutsche Bank will acquire 100% of ZSI. The agreement in principle does not include ZSI's Threadneedle Investments in the U.K., which will be retained by Zurich Financial Services. On December 4, 2001, a definitive agreement was signed and the transaction is expected to be completed, pending regulatory and shareholder approval and satisfaction of other conditions, in the first half of 2002.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), ZSI provides, or pays others to provide, substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.375%, 0.375%, 0.400%, 0.450% and 0.425% of average daily net assets of Class AARP, S, A, B and C, respectively, computed and accrued daily and payable monthly.

Various third party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company ("SISC"), an affiliate of ZSI, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation ("SSC"), also a subsidiary of ZSI, is the transfer, shareholder service and dividend-paying agent for Class S and AARP shares of the Fund. Scudder Trust Company, an affiliate of ZSI, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with ZSI, provide certain services (i.e., custody, legal, audit) to the Fund under the Administrative Agreement. ZSI will pay the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the year ended October 31, 2001, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at October 31, 2001
Class AARP	$ 1,091	$ 222
Class S	525,814	46,185
Class A	54,110	12,681
Class B	7,026	1,612
Class C	2,138	519
	$ 590,179	$ 61,219

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), formerly Kemper Distributors, Inc., a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the Agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period June 18, 2001 (commencement of sales) through October 31, 2001 the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2001
Class B	$ 11,709	$ 2,679
Class C	3,771	915
	$ 15,480	$ 3,594

Effective June 18, 2001, in accordance with the Rule 12b-1 under the 1940 Act, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the period June 18, 2001 (commencement of sales) through October 31, 2001, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2001
Class A	$ 33,819	$ 7,906
Class B	3,903	893
Class C	1,257	305
	$ 38,979	$ 9,104

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the period June 18, 2001 (commencement of sales) through October 31, 2001, aggregated $338.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period June 18, 2001 (commencement of sales) to October 31, 2001, the CDSC for Class B and C shares aggregated $4,356 and $103, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the period June 18, 2001 (commencement of sales) to October 31, 2001, there were no redemption fees.

Directors' Fees and Expenses. The Fund pays each of its Directors not affiliated with the Advisor an annual retainer, plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliates, monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Commitments

As of October 31, 2001, the Fund had entered into the following forward currency exchange contracts resulting in net unrealized depreciation of $35,722.

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (Depreciation)
USD	956,216	EUR	1,048,483	11/13/2001	$ (12,935)
GBP	8,978,693	USD	12,965,233	11/30/2001	(82,586)
EUR	44,616,158	USD	39,904,692	11/13/2001	(234,834)
EUR	13,894,639	USD	12,532,964	11/13/2001	32,466
JPY	2,150,671,434	USD	17,847,896	11/5/2001	262,167

Currency Abbreviation
EUR	Euro	JPY	Japanese Yen
GBP	British Pound	USD	U.S. Dollar

E. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Acquisition of Assets

On September 22, 2000, the Fund acquired all the net assets of Scudder International Bond Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 9,154,575 Class S shares of the Fund for 9,160,779 shares of Scudder International Bond Fund outstanding on September 22, 2000. Scudder International Bond Fund's net assets at that date ($81,108,097), including $6,632,293 of net unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $66,437,392. The combined net assets of the Fund immediately following the acquisition were $147,545,489.

On June 15, 2001, the Fund acquired all the net assets of Kemper Global Income Fund pursuant to a plan of reorganization approved by shareholders on May 24, 2001. The acquisition was accomplished by a tax-free exchange of 4,060,907 Class A shares, 479,430 Class B shares and 127,084 Class C shares of the Fund, respectively, for 4,725,152 Class A shares, 556,057 Class B shares and 146,999 Class C shares of Kemper Global Income Fund, respectively, outstanding on June 15, 2001. Kemper Global Income Fund's net assets at that date ($42,098,652), including $1,650,092 of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $137,776,289. The combined net assets of the Fund immediately following the acquisition were $179,874,941.

G. Adoption of New Accounting Principle

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised Audit and Accounting Guide will require the Fund to amortize premium on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of certain of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2001		Year Ended October 31, 2000
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	81,010	$ 738,021	113*	$ 1,000*
Class S	3,397,673	30,903,433	2,225,928	19,775,242
Class A**	155,900	1,423,733	-	-
Class B**	39,141	357,257	-	-
Class C**	33,719	302,325	-	-
		$ 33,724,769		$ 19,776,242
Shares issued in tax-free reorganizations
Class S	-	$ -	9,154,575	$ 81,108,097
Class A	4,060,907	36,628,117	-	-
Class B	479,430	4,324,234	-	-
Class C	127,084	1,146,301	-	-
		$ 42,098,652		$ 81,108,097
Shares issued to shareholders in reinvestment of distributions
Class AARP	1,288	$ 11,702	0*a	$ 3*
Class S	610,652	5,536,938	323,475	2,898,322
Class A**	52,067	473,530	-	-
Class B**	5,302	48,264	-	-
Class C**	2,062	18,766	-	-
		$ 6,089,200		$ 2,898,325
Shares redeemed
Class AARP	(10,991)	$ (99,883)	-*	$ -*
Class S	(5,413,517)	(49,190,488)	(4,559,106)	(40,808,765)
Class A**	(346,574)	(3,159,997)	-	-
Class B**	(83,855)	(764,720)	-	-
Class C**	(11,429)	(103,590)	-	-
		$ (53,318,678)		$ (40,808,765)
Net increase (decrease)
Class AARP	71,307	$ 649,840	113*	$ 1,003*
Class S	(1,405,192)	(12,750,117)	7,144,872	62,972,896
Class A**	3,922,300	35,365,383	-	-
Class B**	440,018	3,965,035	-	-
Class C**	151,436	1,363,802	-	-
		$ 28,593,943		$ 62,973,899

* Class AARP shares are for the period from October 2, 2000 (commencement of sales of Class AARP) to October 31, 2000.
** For the period June 18, 2001 (commencement of sales of Class A, B and C shares) to October 31, 2001.
a Fractional shares.

Report of Independent Accountants

To the Board of Directors of Global/International Fund, Inc. and to the Shareholders of Scudder Global Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Global Bond Fund (the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts PricewaterhouseCoopers LLP
December 10, 2001

Officers and Directors

Linda C. Coughlin*
President and Director
Henry P. Becton, Jr.
Director; President, WGBH Educational Foundation
Dawn-Marie Driscoll
Director; President, Driscoll Associates; Executive Fellow, Center for Business Ethics, Bentley College
Edgar R. Fiedler
Director; Senior Fellow and Economic Counsellor, The Conference Board, Inc.
Keith R. Fox
Director; General Partner, The Exeter Group of Funds
Jean Gleason Stromberg
Director; Consultant
Jean C. Tempel
Director; Managing Director, First Light Capital, LLC
Steven Zaleznick
Director; President and Chief Executive Officer, AARP Services, Inc.
Thomas V. Bruns*
Vice President
Jan C. Faller*
Vice President
William F. Glavin, Jr.*
Vice President
William E. Holzer*
Vice President
James E. Masur*
Vice President
Gerald J. Moran*
Vice President
Howard S. Schneider*
Vice President
John Millette*
Vice President and Secretary
Kathryn L. Quirk*
Vice President and Assistant Secretary
John R. Hebble*
Treasurer
Thomas Lally*
Assistant Treasurer
Brenda Lyons*
Assistant Treasurer
Caroline Pearson*
Assistant Secretary

* Zurich Scudder Investments, Inc.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAILTM - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735

Notes